J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan U.S. Aggregate Bond ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated December 18, 2019

to the Prospectus dated July 1, 2019, as supplemented

Effective on January 20, 2020, the following is added as a new fourth paragraph under “Purchase and Redemption of Shares — Pricing Shares” applicable to the JPMorgan U.S. Aggregate Bond ETF (the “Fund”):

For the U.S. Aggregate Bond ETF, NAV is calculated each business day as of 3:00 p.m. ET (the time at which the Bloomberg Barclays U.S. Aggregate Index (the U.S. Aggregate Index), the Fund’s benchmark, is valued). It is anticipated that the time the U.S. Aggregate Index is valued may be moved to 4:00 p.m. ET in the future, and if that occurs, the NAV calculation time for the Fund will move to 4:00 p.m. ET as well. On occasion, the NYSE Arca, the Fund’s listing exchange (the Exchange), will close before its regular closing time. When that happens, NAV will be calculated as of the time the Exchange closes if that time is earlier than 3:00 p.m. ET. The Fund will not treat an intraday unscheduled disruption or closure in the Exchange trading as a closure of the Exchange and will calculate NAV as of 3:00 p.m. ET if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus.

Effective at the same time, all references to the Fund will be deleted from the third paragraph under “Purchase and Redemption of Shares — Pricing Shares.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USABETF-1219